[**CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934. SPECIFIC TERMS HAVE BEEN REDACTED AND ARE MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.**]

Exhibit 10.20

FIRST AMENDMENT TO MASTER TERMINALLING AGREEMENT

FIRST AMENDMENT TO MASTER TERMINALLING AGREEMENT (this “First Amendment) is made effective as of December 1, 2011 (the “Effective Date”), between Tesoro Logistics Operations LLC (“TLO”) and Tesoro Refining and Marketing Company (“TRMC”).
AND WHEREAS TLO and TRMC are parties to that Master Terminalling Services Agreement (the “MTA”), effective April 26, 2011 (the “TSA”), under which TLO stores and throughputs refined petroleum products for TRMC at various terminals operated by TLO;
WHEREAS The parties wish to amend the MTA to consolidate the listing of all fees into Schedule B and to include in Schedule B additional Ancillary Services to be provided at certain Terminals;
NOW THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth TLO and TRMC agree as follows:
1.    Paragraphs (b) and (c) of Section 4, Minimum Throughput Commitment, are amended to read as follows:
“(b)    Tesoro shall pay a per-barrel fee for the volumes it throughputs at the Terminals in accordance with Schedule B attached hereto. In addition, if the Parties mutually determine to utilize dedicated storage tanks at any time during the Term of this Agreement, Tesoro shall pay a fee for dedicated storage capacity at the Terminals, which fee shall be mutually determined at such time and set forth in a Schedule to this Agreement.
(c)    Tesoro may throughput volumes in excess of its Minimum Throughput Commitment, up to the then-available capacity of each Terminal, net of any third-party commitments, as determined by TLO at any time. Allocation of any excess capacity shall be in accordance with current practices, or as otherwise may be agreed among the Parties from time to time. Any excess throughput volumes shall be subject to the applicable Throughput Fees and Ancillary Service Fees set forth on and Schedule B.”

2.    Paragraphs (b) and (c) of Section 5, Ancillary Services, is amended to read as follows:

“5.    ANCILLARY SERVICES
TLO shall provide the respective Ancillary Services for each Terminal set forth on Schedule B attached hereto, and the fees for each such Ancillary Services are set forth on Schedule B. A blank space or listing of “NA” for an Ancillary Service on Schedule B reflects that such Ancillary Service will not be provided at the indicated Terminal. If any additional ancillary services are requested by Tesoro that are different in kind, scope or frequency from the Ancillary Services that have been historically provided, then the Parties shall negotiate in good faith to determine whether such ancillary services may be provided and the appropriate rates to be charged for such additional ancillary services.”

[**CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934. SPECIFIC TERMS HAVE BEEN REDACTED AND ARE MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.**]

3.    Schedules A Schedule B attached hereto shall replace and supersede the Schedule A and Schedule B attached to the MTA.

In Witness Whereof, we execute this Agreement effective as of the date first stated above.
TESORO LOGISTICS OPERATIONS LLC     ,

/s/ PHILLIP M. ANDERSON
By: Phillip M. Anderson
President

TESORO REFINING AND MARKETING COMPANY

/s/ GREGORY J. GOFF
By. Gregory J. Goff
President

[**CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934. SPECIFIC TERMS HAVE BEEN REDACTED AND ARE MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.**]

Schedule A

Throughput By Material Grouping, Product and Terminal

Material Grouping	Fuel Oil	Gasoline*	Jet		Diesel
Material:	Decant	RUL and Premium	Jet	Kerosene	ULSD #1 Clear	ULSD #1 Dyed	ULSD #2 Clear	ULSD #2 Dyed	ULSD Clear - flow improved	ULSD Dyed - flow improved	Premium ULSD - undyed - cetane improved	Premium ULSD - dyed - cetane improved
TERMINAL
Anchorage AK		X	X	X	X		X
Boise ID		X	X				X	X
Burley ID		X					X	X	X	X
Los Angeles CA		X	X				X	X
Mandan ND	X	X	X		X	X	X	X			X	X
Salt Lake City UT		X	X		X	X	X	X
Stockton CA		X					X	X
Vancouver WA		X					X	X

No dedicated storage is to be provided for any Product at any Terminal

*Regular Unleaded and Premium gasoline will be received and stored at a Terminal, and may be blended at the rack to deliver Midgrade gasoline

[**CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934. SPECIFIC TERMS HAVE BEEN REDACTED AND ARE MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.**]

Schedule B
Throughput and Ancillary Services Fees
All Fees are per barrel except where noted otherwise.

fee description	Anchorage	Boise	Burley	Los Angeles	Mandan	Salt Lake City	Stockton	Vancouver
Throughput Fees	$**	$**	$**	$**	$**	$**	$**	$**
* In Tank Transfer	$**	$**	$**	$**	$**	$**	$**	$**
Product Receipt Fee - Barge	$**	N/A	N/A	N/A	N/A	N/A	N/A	$**
EtOH Storage Fee	N/A	N/A	N/A	N/A	N/A	N/A	$**	N/A
EtOH Blending Fee	N/A	$**	$**	$**	$**	$**	$**	$**
EtOH Receipt Fee - by Truck	N/A	$**	$**	$**	N/A	N/A	$**	$**
EtOH Receipt Fee - by Rail	N/A	N/A	$**	N/A	N/A	N/A	$**	$**
Generic Gasoline Additive Fee - Tier 1 - 105% of LAC	$**	$**	$**	$**	$**	$**	$**	$**
Generic Gasoline Additive Fee - Tier 2 - up to 2x LAC	$**	$**	$**	$**	$**	$**	$**	$**
Generic Gasoline Additive Fee - Tier 3 - up to 3x LAC	$**	$**	$**	$**	$**	$**	$**	N/A
Generic Gasoline Additive Fee - Tier 4 - up to 4x LAC	$**	N/A	N/A	N/A	N/A	N/A	$**	N/A
Generic Gasoline Additive Fee - Tier 5 - up to 5x LAC	$**	N/A	N/A	N/A	N/A	N/A	$**	N/A
Proprietary Additive Fee	$**	$**	$**	$**	$**	$**	$**	$**
Winter Flow Improver	N/A	N/A	$**	N/A	$**	N/A	N/A	N/A
Red Dye Fee	N/A	$**	$**	$**	$**	$**	$**	$**
Lubricity/ Conductivity Additive Charge	$**	$**	$**	$**	$**	$**	$**	$**
Transmix Offloading Fee - Truck	$**	$**	$**	$**	N/A	$**	N/A	N/A
Jet Additive Fee	N/A	N/A	N/A	N/A	$**	N/A	N/A	N/A
** Jet Testing Fee	$**	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Jet Certification Fee	$**	$**	N/A	N/A	N/A	N/A	N/A	N/A

* In Tank Transfer fee is per occurrence
** Jet Testing Fee is Monthly